Columbus Acquisition Corp. Acquisition of Integrated Drilling Equipment Company December 2008

Forward Looking Statements This presentation contains forward-looking statements about Columbus Acquisition Corp. ("Columbus"), Integrated Drilling Equipment Company. ("IDE") and their combined business after completion of Columbus' proposed acquisition of IDE, including statements relating to management's current objectives and plans, future economic performance, and industry and market trends and conditions. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those described. These risks and uncertainties include, among others: economic, business and political conditions in the United States and abroad; fluctuations in oil and gas prices; intensity of competition; changes in customer demand; costs and results of future capital expenditures and financing efforts; changes in applicable federal, state and local laws and regulations (including those pertaining to the environment); the ability to obtain required approvals from Columbus' stockholders or regulatory approvals for the acquisition; risks that closing of the transaction is substantially delayed or does not occur at all; and risks that IDE's business will not be integrated successfully with Columbus'. Additional information regarding other risks and uncertainties relating to Columbus and its business is contained in Columbus' periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and its 10-Q for the quarter ended September 30, 2008. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Neither Columbus nor IDE assumes any obligation to update the information contained in this presentation. Non-GAAP financial measures This presentation contains unaudited non-GAAP financial measures, including EBITDA. Management believes that presentation of these non-GAAP financial measures serve to enhance understanding of Columbus' and IDE's individual and combined operating and financial performance. These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures.

Additional Securities Law Information Columbus intends to file with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement in connection with the proposed acquisition of IDE and to mail a definitive proxy statement and other relevant documents to Columbus stockholders. Stockholders of Columbus and other interested persons are advised to read, when available, Columbus' preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Columbus' solicitation of proxies for the special meeting to be held to approve the acquisition because these proxy statements will contain important information about IDE, Columbus and the proposed acquisition. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge once available, at the SEC's internet site at http://www.sec.gov or by directing a request to: Columbus Acquisition Corp., 153 East 53rd Street, 58th Floor, New York, New York, 10022 telephone (212) 418-9600. Columbus and its directors and Chief Executive Officer may be deemed participants in the solicitation of proxies from Columbus' stockholders. A list of the names of those directors and the Chief Executive Officer and descriptions of their interests in Columbus is contained in Columbus' prospectus dated May 18, 2007, which is filed with the SEC, and will also be contained in Columbus' proxy statement when it becomes available. Columbus' stockholders may obtain additional information about the interests of its directors and Chief Executive Officer in the acquisition by reading Columbus' proxy statement when it becomes available. Certain financial information and data of IDE contained in this presentation is unaudited and prepared by IDE as a private company, and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Columbus' proxy statement to solicit stockholder approval of the proposed acquisition.

Stephen Goodland - Chief Financial Officer and Director of the Board Integrated Drilling Equipment Company Stephen Cope - Chief Executive Officer and Chairman of the Board Integrated Drilling Equipment Company Today's Speakers Andrew Intrater - Chairman of the Board and Chief Executive Officer Columbus Acquisition Corp. CEO of Columbus Nova, a $2 billion alternative asset manager Director of Renova Management Director and Chairman of Audit Committee of HQ Sustainable Maritime (AMEX: HQS) Director of White Energy, Inc. Former President and CEO of Electrical Power Systems Inc. Founded IEC predecessor company, International Electric Co., former President and CEO Founder and CEO, Advanced Rig Services LLC Former Vice President of Finance for the US Offshore and Land subsidiaries for Nabors Industries Former Vice President of Finance & Accounting of NATCO Group Inc. Former Controller & Assistant Secretary for Triten Corporation

Solid business in an attractive and growing industry Platform for significant growth Identify growth companies in US, Europe, or Russia Flexible and scaleable business model Unique and differentiated market position Experienced and seasoned management team Delivering on our IPO Promise Columbus Objectives at IPO

Vertically integrated manufacturer benefiting from growing energy demand Leading rig refurbisher; core operations critical to sector given aging rig fleet worldwide Global customer base focusing on international markets and national oil companies (NOCs); leverage Columbus international relationships for growth Customizable and integrated solutions, competitive pricing, expedited delivery; customer base seeking strong competitor in industry Strong balance sheet supports consolidation strategy in fragmented industry Incentivized senior team; average experience of 25+ years in over 55 countries Proven performance; revenue and EBITDA growth nearly 2x the largest competitor Compelling valuation supported by a growth oriented earn-out Investment Highlights Right Growth Story at a Compelling Valuation

Transaction Structure Upfront Consideration at closing: $93 million $43 million cash $50 million in stock (6.2 million shares) Assumption of debt and cash Earn-out Consideration $156 million earn-out (~60% of total consideration over 2-years) Transaction Highlights Over $70 million in cash for strategic acquisitions Fully Diluted IDE ownership of ~50% IDE shareholders have agreed to purchase up to $14.5 million of Columbus shares at or prior to closing Note: Analysis assumes $156 million earn-out paid in the form of 20% cash, 80% stock. Note: Assumes no conversion. Note: IDE's existing shareholders will be bound by a one-year lock-up.

Business Overview Providing services and products to the land drilling industry since 1991 Leading reconfiguration and refurbishment services provider Broad array of mechanical and electrical components Fully integrated rig manufacturing with customized designs Focus on fast-growing international markets Strategically located fabrication facility with a 30-acre rig yard in Houston, Texas Exclusive supplier agreement with API- certified China-based component manufacturer Products and Service Offering

....in the Face of Production Decline Source: Energy Information Administration (EIA), October 2008 International Petroleum Monthly; Douglas Westwood, Energyfiles Ltd. Relentless Increase in Demand for Oil... Future demand exceeds supply New reserves are harder and more expensive to find Oil majors under pressure to replenish reserves More rigs needed per barrel of production A cumulative investment of over $26 trillion will be needed for energy infrastructure investments around the globe from 2007-2030. - World Energy Outlook 2008 Consumption has outpaced reserve additions in 21 of the last 30 years Oil Production More Difficult and More Expensive

NOC and IOC drilling plans are less sensitive to short-term oil prices "We don't see a need to make any cuts at this point. We don't pay attention to the day-to-day price of oil because it's somewhat unimportant to us." - Rex Tillerson, CEO (12/11/2008) Jan-14 International Market Growth Unaffected Note: Break-Even prices represent 2006 figures as disclosed to the National Bank of Kuwait.

Source: Spears. International Land Rig Count Expected to Grow CAGR '00 - '14 = 5.2% Fastest Growing Drilling Markets (2008 - 2014 % Increase in Land Rigs) Strong and Growing International Market

Source: Spears. (1) Assumes yearly projected rig retirement off of 2008 global land rig count base. International demand for new land rigs will total over 435 in 2009, almost tripling since '05 Driving International New Rig Demand Natural Retirement of Rigs Will Diminish Fleet (1) Recurring Need for New Rigs Our target markets are the fastest growing

IDE Business Overview

Uniquely Positioned To Benefit from Industry Trends International focus insulates IDE Rig manufacturing leverages long-term growth Stability through refurbishment business Consolidation platform via strong balance sheet Balanced mix of products and services Exclusive China-based supplier Industry lacks a strong integrated competitor Design Manufacture Assembly Testing Field Service Aftermarket Parts/Services Complete Drilling Rigs Rig Subsystems and Parts Rig Electrical/Control Systems and Parts

Land Rig Components and Suppliers Rotary Rig and Its Components Integration is a Competitive Advantage Note: Chart represents company estimates. Source: Spears Vertically Integrated Players Projected to Capture 64% of Global Market

Balanced Business Mix

- Diversified product offering
- Vertical integration provides leverage to long-term growth
- Refurbishment business as buffer to dynamic market
- Customized and flexible solutions
- Key gateway for rigs moving to international markets

	Products	Services
Integrated	Complete rig packages Complete electrical systems Hydraulic rig solutions	Rig refurbishment and reconfiguring Rig design & engineering Rig field services
	→ $3 billion market → $15-25mm per rig → 25% gross margin	→ $400+ million market → $3-8mm per rig → 20% gross margin
Components / Equipment	Rig and ancillary equipment Hydraulic power units SCR & MCC houses	Electrical system upgrades Hydraulic system upgrades Subsystem design
	→ $1.5 billion market → $500K-$1.5 million per order → 25% gross margin	

IDE Offers Downside Protection with Significant Upside Growth

Note: Company estimates.

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Growth Strategy Broaden IDE's Drilling Rig Refurbishment and Reconfiguration Capabilities Expectation of 60 rigs per year requiring refurbishment Strengthen IDE's International Sales and Marketing Efforts Estimated 38 new rigs per year in Latin America and 28 per year in North Africa and Middle East between 2009 and 2014 Increase IDE's Production and Sale of Complete Drilling Rigs Build Strategic Alliances and Joint Ventures / Tuck-in Acquisitions Volatility in the financial markets may further pressure smaller, undercapitalized equipment providers to consolidate Expand IDE's Product Lines Sparta Series Drilling System New Top Drive Component Line IDE Fills the Void for a Strong #2 in the Industry

Highly efficient, fast-moving rig design Targets shallow oil & gas plays where spud-to-spud cycle times are critical Shorter drilling times Multiple moves Self-erecting Mast and Sub-structure design Extremely efficient move sequence No cranes or dedicated rig-up equipment required for rig moves All loads designed to meet US DOT requirements Offered in 1000-1500HP sizes with AC VFD or DC SCR power systems Innovative Product Offering - Sparta Series Drilling System

Blue Chip Customer Base 84% of IDE Sales are International San Antonio International Ltd.

Global Footprint- A Platform For Growth China Russia Existing Strategy Reconfiguration and refurbishment services Manufacture, assemble & sale of new rigs & parts Rig component & equipment sales Electrical System sales and services Sales of rig power packages Sales of rig hydraulic systems North America Existing Strategy Sales of new rigs Sales of rig equipment, parts Rig construction & refurbishment Electrical System sales and services Growth Strategy JV opportunity Expand customer base Africa / Middle East Growth Strategy Sales of new rigs Sales of rig components & equipment, parts Technology transfer potential for western rig design Russia Existing Strategy Manufacturing Source for major rig components & equipment under IDE label Engineering Resource Growth Strategy Source and private label rig ancillary equipment China Existing Strategy Sales of new rigs Sales of rig equipment, parts Rig construction & refurbishment Electrical System sales and services Growth Strategy JV opportunity Expand customer base New product offerings Mexico / Latin America

Total Revenue (9-Months Ended 9/30/08) Well Balanced Geographical Exposure

Experienced Management Stephen Cope - Chairman of the Board and Chief Executive Officer Former President and CEO of Electrical Power Systems Inc. (EPS) Founded IEC predecessor company, International Electric Co., former President and CEO Founder and CEO, Advanced Rig Services LLC Stephen Goodland - Chief Financial Officer and Director of the Board Former Vice President of Finance for the US Offshore and Land subsidiaries for Nabors Industries Former Vice President of Finance & Accounting of NATCO Group Inc. Former Controller & Assistant Secretary for Triten Corporation Christopher Naquin - President, Advanced Rig Services Division Over 20 years experience in rig construction and refurbishment Michael Pilkington - President, IEC Division 28 years of experience with leadership roles in Engineering, Operations, Manufacturing and Marketing in offshore drilling More than 25 years experience in various management positions with Global Marine and GSF Drilling Richard Dodson - Executive Vice President of Operations & Business Development Former President, Managing Director and Vice-President of Business Development for TETRA Applied Technologies, L.P. Former owner and operator of Pacer-Atlas, Inc., Soncett Energy, Sunstone Corporation and Luckenback Drilling Ed Adams - Vice President of Sales & Marketing / Investor Relations 33 years experience in the oil and gas industry Director of International Tenders, Parker Drilling Former Vice President of International Sales for Stewart & Stevenson Former General Manager of Marketing and Manufacturing at Oilwell Division of US Steel Corporation Eric Storm - Senior Vice President of Finance Former CFO of IEC predecessor company Former Controller for the Downhole Tools Division of IRI Corporation Previously founded and served as CEO of a software and business consulting firm Director of Finance for Wilson Learning Corporation

IDE Financial Information

CAGR: 95% Revenue Source: Company financials. ($ in millions) ($ in millions) EBITDA Annual Earn-Out Targets CAGR: 74% CAGR: 82% Proven Growth and Earn-Out Targets

Summary Financials (1) (2) (1) Excludes one-time loss of $12.6 million on modification of debt during 9-months ended 9/30/08 and LTM 9/30/08 period. For 9/30/08, IDE subsidiaries were non- tax paying entities; IDE will be a tax paying entity going forward. (2) Pro Forma assuming no conversion. (3) Current maturities of long-term debt equal to $3.8 million. Source: Company financials. (3) (1)

Attractive Post-Transaction Valuation Note: Analysis assumes no conversion. Note: IDE's existing shareholders will be bound by a one-year lock-up. (1) Assumes $6.00 warrant price on warrants. (2) Analysis assumes $156 million earn-out paid in the form of 20% cash, 80% stock.

Pro Forma Ownership Note: Analysis excludes the out-of-the-money IPO Underwriters' Unit Purchase Options, Placement Agent Warrants and Employee Option Pool. Note: IDE's existing shareholders will be bound by a one-year lock-up. (1) Earn-out shares based on a stock price of $8.02/share. (2) Analysis assumes $156 million earn-out paid in the form of 20% cash, 80% stock. (3) Treasury Stock Method is based on an $8.02 trust value/share.

Vertically integrated manufacturer benefiting from growing energy demand Leading rig refurbisher; core operations critical to sector given aging rig fleet worldwide Global customer base focusing on international markets and national oil companies (NOCs); leverage Columbus international relationships for growth Customizable and integrated solutions, competitive pricing, expedited delivery; customer base seeking strong competitor in industry Strong balance sheet supports consolidation strategy in fragmented industry Incentivized senior team; average experience of 25+ years in over 55 countries Proven performance; revenue and EBITDA growth nearly 2x the largest competitor Compelling valuation supported by a growth oriented earn-out Investment Highlights Right Growth Story at a Compelling Valuation

Appendix

Growth Analysis Revenues (% Growth) EBITDA (% Growth) Note: Unaudited IDE figures used for 2005 growth metrics. IDE 2008 sales and EBITDA of $167.8 million and $28.7 million respectively based on LTM 9/30/08 amounts. Source: NOV figures from FactSet and SEC filings.

EBITDA Reconciliation EBITDA excludes certain financial information that would be included in net income (loss), the most directly comparable GAAP financial measure, users of this financial information should consider the type of material events and transactions that are excluded from EBITDA, and the material limitations of EBITDA, such as: EBITDA does not include net interest expense. Because IDE has borrowed money to finance its operations, interest expense is a necessary and ongoing part of its costs and has assisted IDE in generating revenue; EBITDA does not include taxes, although payment of taxes is a necessary and ongoing part of IDE's operations; and EBITDA does not include depreciation and amortization expense. Because IDE uses capital assets to generate revenue, depreciation and amortization expense is a necessary element of its cost structure.